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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):     AUGUST 3, 2006

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              0-27121                                  35-2208007
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     (Commission File Number)               (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA              90212
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02.        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On June 29, 2006, the registrant sold coins to Keystone Rare Coins, LLC for a purchase price of $990,501.25, which was to be paid in three equal installments on 30/60/90 terms. Previously, in October 2004, Steve Gehringer, owner of Keystone Rare Coins, LLC, lent the registrant $650,000 pursuant to three interest-only demand promissory notes. These three notes were in the amounts of $300,000 (issued on October 25, 2004), $200,000 (issued on October 14, 2004) and $150,000 (issued on October 1, 2004). Keystone made the first installment payment of only $113,500.42 on July 25, 2006, under the understanding that the purchase price would be offset by the $650,000 aggregate amount of the notes held by Gehringer in exchange for forgiveness of the notes by Gehringer.

         On August 3, 2006, the registrant and Keystone formally agreed to offset the receivable from Keystone with the notes payable to Gehringer. Thus, the remaining balance due from Keystone was $227,000.84, which was to paid in two equal installments of $113,500.42. The registrant and Keystone also agreed that Keystone will receive a 1% discount on the second installment and a 2% discount on the third installment in exchange for Keystone immediately paying the remaining two installments.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

                  Exh. No.     Description
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                  10.1         Coin Purchase and Debt Repayment Agreement dated
                               August 3, 2006.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2006             SUPERIOR GALLERIES, INC.

                                  By:  /s/Silvano DiGenova
                                       -----------------------------------------
                                       Silvano DiGenova, Chief Executive Officer


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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K


      Number     Description
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      10.1       Coin Purchase and Debt Repayment Agreement dated August 3, 2006


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